Exhibit 10.2

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

COMPTROLLER OF THE CURRENCY

In the Matter of:	)
Independence National Bank	)
Greenville, South Carolina	)

STIPULATION AND CONSENT TO THE ISSUANCE

OF A CONSENT ORDER

WHEREAS, the Comptroller of the Currency of the United States of America (“Comptroller”) intends to initiate cease and desist proceedings against Independence National Bank, Greenville, South Carolina (“Bank”), pursuant to 12 U.S.C. § 1818, through the issuance of a Notice of Charges, for unsafe or unsound banking practices relating to, among other issues, credit risk management and loan portfolio management;

WHEREAS, the Bank, in the interest of compliance and cooperation, and without admitting or denying any wrongdoing, consents to the issuance of a Consent Order, dated November 14, 2011 (“Order”) by executing this Stipulation and Consent to the Issuance of a Consent Order;

NOW THEREFORE, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors, hereby stipulate and agree to the following:

ARTICLE I

JURISDICTION

(1)   The Bank is a national banking association chartered and examined by the Comptroller pursuant to the National Bank Act of 1864, as amended, 12 U.S.C. § 1 et seq.

(2)   The Comptroller is “the appropriate Federal banking agency” regarding the Bank, pursuant to 12 U.S.C. §§ 1813(q) and 1818(b).

(3)   The Bank is an “insured depository institution” within the meaning of 12 U.S.C. § 1818(b)(1).

ARTICLE II

ACKNOWLEDGMENTS

(1)   The Bank acknowledges that said Order shall be deemed an “order issued with the consent of the depository institution,” as defined in 12 U.S.C. § 1818(h)(2), and consents and acknowledges that said Order shall become effective upon its issuance and shall be fully enforceable by the Comptroller under the provisions of 12 U.S.C. § 1818.  Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. § 1818, and not as a matter of contract law.  The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.

(2)   The Bank also expressly acknowledges that no officer or employee of the Comptroller has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities.

ARTICLE III

WAIVERS

(1)   The Bank, by signing this Stipulation and Consent, hereby waives:

(a)                                  the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818(b);

(b)                                 any and all procedural rights available in connection with the issuance of the Order;

(c)                                  all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818(i) or 12 C.F.R. Part 19;

(d)                                 all rights to seek any type of administrative or judicial review of the Order; and

(e)                                  any and all rights to challenge or contest the validity of the Order.

ARTICLE IV

OTHER PROVISIONS

(1)   The provisions of this Stipulation and Consent shall not inhibit, estop, bar, or otherwise prevent the Comptroller from taking any other action affecting the Bank if, at any time, the Comptroller deems it appropriate to do so to fulfill the responsibilities placed upon him by the several laws of the United States of America.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his representative, has hereunto set his hand on behalf of the Comptroller.

/s/ David L. Payne	November 14, 2011
David L. Payne	Date
Assistant Deputy Comptroller

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/ Robert M. Austell	November 14, 2011
Robert M. Austell	Date

/s/ John W. Burnett	November 14, 2011
John W. Burnett	Date

/s/ Billy J. Coleman	November 14, 2011
Billy J. Coleman	Date

/s/ Jose De Ocampo	November 14, 2011
Jose De Ocampo	Date

/s/ H. Neel Hipp, Jr.	November 14, 2011
H. Neel Hipp, Jr.	Date

/s/ James D. King	November 14, 2011
James D. King	Date

/s/ William R. Mathis	November 14, 2011
William R. Mathis	Date

/s/ Augustus A. McLean	November 14, 2011
Augustus A. McLean	Date

/s/ Lawrence R. Miller	November 14, 2011
Lawrence R. Miller	Date

/s/ Sudhirkumar C. Patel	November 14, 2011
Sudhirkumar C. Patel	Date

Hasmukh P. Rama	Date

/s/ Donald H. Rex, Jr.	November 14, 2011
Donald H. Rex, Jr.	Date

/s/ Charles D. Walters	November 14, 2011
Charles D. Walters	Date

/s/ Roger W. Walters	November 14, 2011
Roger W. Walters	Date

/s/ Vivian A. Wong	November 14, 2011
Vivian A. Wong	Date